Annual Meeting of Shareholders April 28, 2023 Rainbow Dam - Montana

2 NWE’s President & CEO – Brian Bird Brian B. Bird • Current position since January 2023 • President & Chief Operating Officer 2021-2022 • Vice President & Chief Financial Officer 2003-2021 • Board member since January 2023 • 25-plus years energy and utility industry experience • Serves on Board of Directors for the following organizations: Energy Insurance Mutual, Feeding South Dakota, Sioux Empire United Way (2021 Campaign Chair), and North Central Electric Association (Past President) • Former CFO and Principal of Insight Energy, VP and Treasurer of NGR Energy, and held financial positions with the following companies: Land O’ Lakes, Northwest Airlines, Minnesota Viking Ventures, and Deluxe Corporation • Earned MBA in Finance from the University of Minnesota and double major undergraduate degree in Accounting and Finance from the University of Wisconsin – Eau Claire. Holds a Certified Public Accounting certificate

Experienced and Engaged Board of Directors Britt E. Ide • Nom. & Gov., HR • Independent • Since April 2017 Anthony T. Clark • Nom. & Gov., HR • Independent • Since Dec. 2016 Dana J. Dykhouse • Chairman • Independent • Since Jan. 2009 Jan R. Horsfall • SETO (chair), Audit • Independent • Since April 2015 Brian B. Bird • President & Chief Executive Officer • Non-independent • Since January 2023 Jeff W. Yingling • Nom. & Gov.(Chair), Audit • Independent • Since October 2019 Linda G. Sullivan • Audit (Chair), SETO • Independent • Since April 2017 Mahvash Yazdi • HR (Chair), SETO • Independent • Since December 2019 Kent T. Larson • SETO, Audit • Independent • Since July 2022 3 Sherina M. Edwards • Independent • NEW NOMINEE

Strong Executive Team 4 Brian B. Bird • President & Chief Executive Officer • Current position since 2023 (formerly President & Chief Operating Officer ’21-’22 and Chief Financial Officer ’03-’21) Crystal D. Lail • Vice President and Chief Financial Officer • Current position since 2021 (formerly VP and Chief Accounting Officer ’20-’21) Michael R. Cashell • Vice President - Transmission • Current Position since 2011 Cynthia S. Fang • Vice President - Regulatory • Current position since 2023 Shannon M. Heim • Vice President & General Counsel • Current position since 2023 Bobbi L. Schroeppel • Vice President – Customer Care, Communications and Human Resources • Current Position since 2002 Curtis T. Pohl • Vice President – Asset Management & Business Development • Current position since 2022 (formerly the V.P. of Distribution ’11-’22) Jason Merkel • Vice President – Distribution • Current Position since 2022 John D. Hines • Vice President – Supply/Montana Affairs • Current Position since 2011 Jeanne M. Vold • Vice President – Technology • Current Position since 2021 (former Business Technology Officer ’12- ’21)

5 NWE’s Auditors – Deloitte & Touche LLP • Independent registered public accounting firm • Deloitte provides the following services for more than 20 industries: • Risk & Financial Advisory • Audit & Assurance • Consulting • Tax • Merger & Acquisition • Artificial Intelligence and Analytics • Cloud • Deloitte and its subsidiaries have 80,000 professionals

6 NWE’s Board Chair Dana J. Dykhouse • Director since January 30, 2009 • Chief Executive Officer of First PREMIER Bank in Sioux Falls, South Dakota. • Serves on the boards of directors for Junior Achievement of South Dakota, the South Dakota State University Athletic Champions Council, Sioux Falls Development Foundation, Children’s Care Hospital Foundation and Sioux Falls Sports Authority. • Selected as the 2022 Agribusiness Citizen of the Year by the Agribusiness Division of the Greater Sioux Falls (SD) Chamber of Commerce. • Resides in Sioux Falls, SD. He is a graduate of South Dakota State University. Meeting Agenda • Call to Order • Secretary’s Report • Declaration of Quorum • Statement of Business • Voting • Company Presentation • Shareholder Questions • Report of Preliminary Voting Results • Adjournment

7 Corporate Secretary’s Report Report • Affidavit of distribution for the proxy materials • Registered holders of common stock of the Company • Establishment of a quorum

Election of Directors • Our Board is nominating 10 people to serve as directors for one year. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2023 • Our Audit Committee oversees the integrity of our accounting and financial reporting, and auditing processes. To assist with those responsibilities, the committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm to audit our financial statements for 2023. Advisory Vote to Approve Named Executive Officer Compensation • Our Board will consider the guidance received by the say-on-pay vote when determining executive pay for the remainder of 2023 and beyond. Advisory Vote to Approve Frequency of Advisory votes on Named Executive Officer Compensation • Our Board will consider the guidance received by the say-when-on-pay vote when determining the frequency of future say-on-pay votes. 8 Items of Business to be Considered

9 Electronic Voting • If you have not voted: Please use the virtual meeting voting platform to cast your vote now. • If you previously voted, but want to change your vote: Please use the virtual meeting voting platform to cast your new vote now.

10 Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.” The information in this presentation is based on our current expectations as of the date hereof unless otherwise noted. Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE Trading on the Nasdaq www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information Brian Bird President & CEO

Guiding Principles 11 Our Vision Enriching lives through a safe, sustainable energy future Our Mission Working together to deliver safe, reliable and innovative energy solutions Our Values Safety Excellence Respect Value Integrity Community Environment

12

NWE - An Investment for the Long Term


Black Eagle dam

Pure Electric & Gas Utility

- 100% pure electric & natural gas utility business with over 100 years of operating history
- Solid economic indicators in service territory
- Diverse electric supply portfolio ~55% hydro, wind & solar

Solid Utility Foundation

- Residential electric & gas rates below national average
- Solid system reliability
- Low leaks per 100 miles of pipe
- Solid JD Power Overall Customer Satisfaction scores

Earnings & Cash Flow

- Pending Montana electric and natural gas rate review to reduce regulatory lag, aid earnings and cash flow and improve balance sheet strength
- History of consistent annual dividend growth

Attractive Future Growth Prospects

- Disciplined maintenance capital investment program focus on reliability, capacity, asset life and compliance
- Further opportunity for energy supply investment to meet significant capacity shortfalls

Financial Goals & Metrics

- Target 3%-6% EPS growth plus dividend yield to provide competitive total return
- Target dividend long-term payout ratio of 60%-70%
- Target debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater

Best Practices Corporate Governance

America's Most Responsible Companies 2023 – Newsweek, statista

Corporate Governance Awards 2019 – corporatesecretary

Moody's Investors Service – *5th Best Governance Score*

About our Company 13 764,200 Customers 1,530 Employees 337 Communities in Montana and South Dakota with electric service 202 Communities in Montana, South Dakota and Nebraska with gas service “Everything works – and will continue to work – as long as we have electricity. It’s what keeps the lights on, the oxygen flowing, the information going. Everything is the grid, the grid, the grid.” - Peggy Noonan Wall Street Journal Columnist 13

About NorthWestern 14 Montana Operations Electric 398,200 customers 25,131 miles – transmission & distribution lines 882 MW maximum capacity owned power generation Natural Gas 209,100 customers 7,334 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 35.1 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 43,000 customers 821 miles of distribution pipeline Data as of 12/31/2022 South Dakota Operations Electric 64,700 customers 3,650 miles – transmission & distribution lines 446 MW nameplate owned power generation Natural Gas 49,200 customers 1,779 miles of transmission and distribution pipeline

A Diversified Electric and Gas Utility 15 NorthWestern’s ‘80/20’ rules: Approximately 80% Electric and 80% Montana. Over $4.5 billion of rate base investment to serve our customers Data as reported in our 2022 10-K (1) Utility Margin is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

16

Highly Carbon-Free Supply Portfolio

2022 Electric Generation Portfolio - Montana


Wind Contracted 21.3%
Wind Owned 2.4%
Contracted CELP & YELP 10.9%
Natural Gas Contracted 2.1%
Natural Gas / Other Owned 5.9%
Coal Owned 23.4%
Solar Contracted 0.5%
Hydro Contracted 1.6%
Hydro Owned 31.9%
58% Carbon-Free
MT

Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA).

2022 Electric Generation Portfolio - South Dakota


Wind Owned 21.9%
Natural Gas / Other Owned 6.6%
Coal Owned 48.7%
Wind Contracted 22.8%
45% Carbon-Free
SD

2022 Electric Generation Portfolio - Total NWE


Wind Contract 21.6%
Wind Ownec 5.9%
Contracted CELP & YELP 8.9%
Natural Gas Contracted 1.7%
Natural Gas / Other Owned 6.1%
Coal Owned 28.0%
Solar Contracted 0.4%
Hydro Contracted 1.3%
Hydro Owned 26.1%
55% Carbon-Free
NWE

Based upon 2022 MWH's of owned and long-term contracted resources. Approximately 55% of our total company owned and contracted supply is carbon-free – better than the national average of ~40% (2022 eia.gov table 7.2b)

NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

17

Clean Portfolio vs National Average

2022 Electric Generation Portfolio - Total NWE


Wind Contract 21.6%
Wind Owned 5.9%
Contracted CELP & YELP 8.9%
Natural Gas Contracted 1.7%
Natural Gas / Other Owned 6.1%
Coal Owned 28.0%
Solar Contracted 0.4%
Hydro Contracted 1.3%
Hydro Owned 26.1%
55% Carbon-Free
NWE
Montana & South Dakota combined

55% Carbon-Free Owned and Long-Term Contracted Portfolio in 2022 vs ~40% National Average (2022 data) Based on MWh's

Source: *U.S. Energy Information Administration – form EIA.gov*
Table 7.2b Electric Net Generation: U.S. Electric Power Sector 2022
Note: NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers.

NorthWestern Energy - 2022 Electric Portfolio



55% Carbon-Free Electricity Portfolio from Owned and Long-Term Contract Resources - Based on MWh's

U.S. Electric Utilities - 2022 Net Electric Generation



40% Carbon-Free - U.S. Electric Utilities Net Generation - Based on MWh's

Source: EIA.gov Table 7.2b Electric Net Generation: U.S. Electric Power Sector - 2022


Beethoven Wind Farm


Black Eagle Power House

MT Generation Portfolio Timeline 18 Since 2011, NorthWestern Energy has added nearly 870 MW of carbon-free electric generation (both owned and long-term contracted) to its Montana generation portfolio. However, these carbon-free resources do not provide the ‘on-demand’ capacity to reliably meet the capacity needs of our customers. * Federally mandated Qualifying Facilities contracts with CELP (Colstrip Energy Limited Partnership) and YELP (Yellowstone Energy Limited Partnership) expire in 2024 and 2028, respectively. ** Excludes 194 MW Kerr Dam which was purchased and subsequently transferred to the Salish & Kootenai Tribes in 2015.

Strong Utility Foundation 19  Solid and generally improving JD Power Overall Customer Satisfaction Scores  Residential electric and natural gas rates below national average *  Solid electric system reliability  Better than average natural gas leaks per mile * NE bills temporarily impacted by ongoing recovery of the February 2021 prolonged cold weather event that resulted in extreme price excursion for purchased power and natural gas.

Solid Economic Indicators 20 • Customer growth rates historically exceed National Averages. • Projected population growth in our service territories in-line or better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2020/2021 EEI Statistical Yearbook – Table 7.2 and EIA.gov

Hard Assets Providing Real Value 21 $2.60 - $2.75 $3.10 - $3.30 $3. 0-$3.40 $3.30-$3.50 Compound Annual Growth Rates (CAGR) 2009 – 2022 Net PPE (Gross Property Plant and Equipment less Accumulated Depreciation): 8.5% Market Cap (Equity shares outstanding times stock price): 10.8% Enterprise Value (Market Cap plus debt less cash): 9.2% We believe continued investment in our system to provide safe, reliable, environmentally responsible and cost-effective service for our customers will produce additional value for our shareholders.

Maintaining Affordability for our Customers 22 * NE bills temporarily impacted by ongoing recovery of the February 2021 prolonged cold weather event that resulted in extreme price excursion for purchased power and natural gas. NorthWestern’s typical electric and gas bills are below national average even considering the significant burden of Montana property tax increases and recent severe price pressures, especially for market prices of energy, that have impacted customer rates.

Credit Ratings 23 While great strides have been made since emergence from bankruptcy in 2004, regulatory concerns in Montana have put pressure on credit ratings over the last few years, including a March 2022 downgrade of our senior secured, senior unsecured and commercial paper credit ratings by Fitch. We issued approximately $197 million of net equity in 2021 and an additional $277 million of net equity in 2022 to fund our capital investment as well as maintain and protect our credit ratings.

 Operational performance • Maintained safe and reliable service while reaching new all-time system peaks for both electric (Montana & South Dakota) and natural gas (Montana & Nebraska) systems in 2022 • EEI Emergency Response Award recipient following May derecho in South Dakota and June historic flooding in Montana and Yellowstone National Park • One of very few utilities with improved JD Power Overall Customer Satisfaction scores in 2022 and most improved (both electric and gas) among “West Midsized” peers  Regulatory execution • Filed Montana electric and natural gas rate review and received interim rates in October 2022 (with constructive settlement reached with primary intervenors pending commission approval)  Safely completed a record level of capital investment • $580 million invested in 2022 and a $510 million capital plan for 2023 Commitment to sustainability • Announced Net Zero by 2050 and published our TCFD / SASB aligned Sustainability Report  Driving reliability and affordability • Negotiated agreement with Avista to transfer Colstrip ownership • 222 megawatts, effective December 31, 2025 for zero purchase price Year In Review 24 Recognized by Newsweek as one of “America’s Most Responsible Companies”

Capital Investment Over $2.1 Billion investment* over last 5 years * Historical Capital Investment includes property, plant and equipment additions, acquisitions and capital expenditures included in accounts payable. 5 Year History of Capital Investment 5 Year Forecast of Capital Investment ($millions, unless stated otherwise) Yellowstone County Generating Station 25 $2.4 billion of forecasted low-risk capital investment opportunity… Capital investment addresses generation and transmission capacity constraints, grid modernization and renewable energy integration. This does not include any incremental opportunities related to additional supply investment. This sustainable level of capex is expected to drive an annualized rate base growth of approximately 4%-5%.

Key Policy Drivers for Investments 26 Reliability Delivery systems’ expectations versus actual performance Compliance The adherence to establish standards and requirements for security and safety Asset Life Life of an asset based on a set level of performance of a delivery system Capacity The delivery capabilities of the system necessary to meet operations, reliability and growth parameters Key Policy Drivers

Supply Update 27 Electric Supply Resource Additions South Dakota: 58 megawatt Bob Glanzer Generating Station place in service in May 2022 completed under budget with a total cost of $83.1 million Montana: 175 megawatt Yellowstone County Generating Station • Construction began in April 2022 with costs of approximately $275 million with $173.5 million invested to date (thru 3/31/23) • Current schedule anticipates commercial operation during 2024* Integrated Resource Plans South Dakota: Filed in September 2022, the plan identifies 43 megawatts as retire and replace candidates with potential for competitive solicitation during 2023-2024 Montana: Expect to submit an integrated resource plan to the MPSC by the end of April 2023. The recently completed 58-megawatt Bob Glanzer Generating Station in Huron, South Dakota, provides on-demand resources to support the variability of wind and solar projects coming onto our system and the grid in our region and help serve our customers during extended periods of peak demand. * On October 21, 2021, the Montana Environmental Information Center (MEIC) and the Sierra Club filed a lawsuit in Montana State Court, against the Montana Department of Environmental Quality (MDEQ) and NorthWestern, alleging that the environmental analysis conducted by MDEQ prior to issuance of the Yellowstone County Generating Station's air quality construction permit was inadequate. The Montana District Court judge held oral argument on June 20, 2022. On April 4, 2023, the Montana District Court issued an order finding MDEQ's environmental analysis was deficient in not addressing exterior lighting and greenhouse gases. The Court remanded it back to MDEQ to address the deficiencies and vacated the air quality permit pending that remand. As a result of the vacatur of the permit, we are required to stop construction and will not be able to recommence construction until the permit is reissued. On April 14, 2023, following entry of final judgment, we filed a Motion to Stay the order vacating the air quality permit pending appeal. On April 17, 2023, we filed a notice of appeal with the Montana Supreme Court. This lawsuit, as well as additional legal challenges related to the Yellowstone County Generating Station, could delay the project timing and increase costs. At this time, we still expect the plan to be operational by the end of 2024.

28

Yellowstone County Generation Facility

Broke ground in April 2022 on the 175-megawatt, $275 million, natural gas plant south of Laurel, MT.

Designed specifically to provide peak capacity and support the intermittent nature of renewable energy

Current schedule anticipates commercial operation during 2024*


CHS Inc. Laurel Refinery
City of Laurel Public Works Department Wastewater Treatment Plant
NorthWestern Energy Auto Substation
Site for Yellowstone Generating Station
N

** On October 21, 2021, the Montana Environmental Information Center (MEIC) and the Sierra Club filed a lawsuit in Montana State Court, against the Montana Department of Environmental Quality (MDEQ) and NorthWestern, alleging that the environmental analysis conducted by MDEQ prior to issuance of the Yellowstone County Generating Station's air quality construction permit was inadequate. The Montana District Court judge held oral argument on June 20, 2022. On April 4, 2023, the Montana District Court issued an order finding MDEQ's environmental analysis was deficient in not addressing exterior lighting and greenhouse gases. The Court remanded it back to MDEQ to address the deficiencies and vacated the air quality permit pending that remand. As a result of the vacatur of the permit, we are required to stop construction and will not be able to recommence construction until the permit is reissued. On April 14, 2023, following entry of final judgment, we filed a Motion to Stay the order vacating the air quality permit pending appeal. On April 17, 2023, we filed a notice of appeal with the Montana Supreme Court. This lawsuit, as well as additional legal challenges related to the Yellowstone County Generating Station, could delay the project timing and increase costs. At this time, we still expect the plan to be operational by the end of 2024.*

Colstrip Transfer 29 Reliable • Existing resource, ready to serve our Montana customers. Avoids lengthy planning, permitting and construction of a new facility that would stretch in-service beyond 2026. • Reduces reliance on imported power and volatile markets, providing increased energy independence. • In-state and on-system asset mitigating the transmission constraints we experience importing capacity. • Adds critical long-duration, 24/7 on-demand generation necessary for balancing our existing portfolio. Affordable • 222 MW of capacity with no upfront capital costs and stable operating costs going forward. o Equivalent new build would cost in excess of $500 million. o Incremental operating costs are known and reasonable. Resulting variable generation costs represent a 90%+ discount to market prices incurred during December’s polar vortex. • In addition to no upfront capital, low and stably priced mine-mouth coal supply costs. Sustainable • We remain committed to our net zero goal by 2050. This additional capacity, with a remaining life of up to 20 years, helps bridge the interim gap and will likely lead to less carbon post 2040. • Yellowstone County Generating Station is potentially our last natural gas resource addition in Montana. • Partners are committed to evaluate non-carbon long-duration alternative resources for the site. • Keeps the existing plant open and retains its highly skilled jobs vital to the Colstrip community. • Protects existing ownership interests with an ultimate goal of majority ownership of Unit 4. NorthWestern Energy executed an agreement with Avista Corporation for the transfer of Avista’s ownership interests in Colstrip Units 3 & 4. • Effective date of transfer: 12/31/2025 • Generating capacity: 222 MW • Transfer price: $0.00

December 2022 Polar Vortex 30 The chart illustrates the actual resource specific contribution of energy, the capacity deficit we faced, and the market price of power during the late December 2022 multi-day cold weather event in Montana. As a result of our capacity deficit, we were reliant upon the high and volatile power market a majority of the time to meet customer demand.

Transmission System Update 31 Electric Transmission: • In June 2021, we joined the Western Energy Imbalance Market (WEIM). This real-time, within-hour energy market will provide the company’s Montana customers with economically efficient energy to resolve imbalances and variations in load and generation on our Montana system. • Continue planned retirements of generating resources in Montana in conjunction with increasing demand is placing more stress on the transmission system (two record peaks in the last three seasons). As a result, we are experiencing less available transmission capacity throughout the system. • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance requirements. Gas Transmission: • Continued investment is critical to address aging infrastructure, capacity concerns, reliability and compliance (including the Pipeline and Hazardous Materials Safety Administration proposed rules). • Three primary factors leading to the need for additional investment to address: • Overall reliability and capacity on the gas transmission system to withstand single large contingencies and to address the decline in on-system gas production; • The need to provide additional capacity for existing gas-fired electric generation (given expected growing dependence); and • The need to serve new gas-fired capacity generation in South Dakota. Significant investment needs identified for transmission reliability, capacity and gas / electric interdependence. WEIM active & Pending Participants

Distribution System Update 32 Five Year Projects System Efficiencies • Advanced Distribution Management Systems (ADMS) Enhancements • Fault Location, Isolation and Service Restoration (FLISR) Implementation • Distribution Energy Resource (DER) Integration Operational Efficiencies • Determination of Compliance (DOC) Transitions Control • Montana Advanced Metering Infrastructure (AMI) Customer Experience • Customer Portals • Smart Apps Actionable Data • Key Performance Indicators • Predictive Analytics • Enterprise Connectivity

Conclusion 33 Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Improving Earnings & Cash Flows (current rate review pending)

34 Question and Answer • Please submit questions through the virtual annual meeting website. • We will edit profanity or other inappropriate language. • Questions must: • Be pertinent to meeting matters • Be appropriate • Comply with the meeting rules of conduct • We will answer as many questions as time permits. We will edit profanity or other inappropriat language Questions must: • be pertinent to meeting matters • comply with the meeting rules of conduct

35 Preliminary Results 1. Election of Directors 2. Ratification of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm for 2023 3. Advisory Vote to Approve Named Executive Officer Compensation 4. Advisory Vote to Approve Frequency of Future Advisory Votes on Named Executive Officer Compensation   

36 Thank you for attending today’s Annual Meeting

Non-GAAP Financial Measures 37Appendix This presentation includes financial information prepared in accordance with GAAP, as well as other financial measures, such as Utility Margin, Adjusted Non-GAAP pretax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS that are considered “non-GAAP financial measures.” Generally, a non- GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. We define Utility Margin as Operating Revenues less fuel, purchased supply and direct transmission expense (exclusive of depreciation and depletion) as presented in our Consolidated Statements of Income. This measure differs from the GAAP definition of Gross Margin due to the exclusion of Operating and maintenance, Property and other taxes, and Depreciation and depletion expenses, which are presented separately in our Consolidated Statements of Income. A reconciliation of Utility Margin to Gross Margin, the most directly comparable GAAP measure, is included in this presentation. Management believes that Utility Margin provides a useful measure for investors and other financial statement users to analyze our financial performance in that it excludes the effect on total revenues caused by volatility in energy costs and associated regulatory mechanisms. This information is intended to enhance an investor's overall understanding of results. Under our various state regulatory mechanisms, as detailed below, our supply costs are generally collected from customers. In addition, Utility Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs, as well as to analyze how changes in loads (due to weather, economic or other conditions), rates and other factors impact our results of operations. Our Utility Margin measure may not be comparable to that of other companies' presentations or more useful than the GAAP information provided elsewhere in this report. Management also believes the presentation of Adjusted Non-GAAP pre-tax income, Adjusted Non-GAAP net income and Adjusted Non-GAAP Diluted EPS is more representative of normal earnings than GAAP pre-tax income, net income and EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures.